UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2023

KKR Private Equity Conglomerate LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56540	88-4368033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Hudson Yards, New York, NY	10001
(Address of principal executive offices)	(Zip Code)

(212) 750-8300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Management Agreement

On July 27, 2023, KKR Private Equity Conglomerate LLC (the “Company”) entered into a Management Agreement (the “Management Agreement”) with KKR DAV Manager LLC (the “Manager”).

A description of the Management Agreement was included under “Item 1. Business—Management Agreement” of Post-Effective Amendment No. 1 to the Company’s Registration Statement on Form 10, filed with the Securities and Exchange Commission (the “SEC”) on June 26, 2023. Such description is incorporated by reference herein.

Each of the Manager and KKR Group Assets Holdings III L.P. (the “Class G Member”), is an indirect subsidiary of KKR & Co. Inc.

The foregoing summary description of the Management Agreement does not purport to be complete and is qualified in its entirety by reference to the Management Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Dealer-Manager Agreement

On July 27, 2023, the Company entered into a Dealer-Manager Agreement (the “Dealer-Manager Agreement”) with KKR Capital Markets LLC (the “Dealer-Manager”).

Pursuant to the Dealer-Manager Agreement, the Dealer-Manager will solicit sales of the Company’s shares authorized for issue in accordance with the Company’s confidential Private Placement Memorandum (the “PPM”) and will provide certain administrative and shareholder services to the Company, subject to the terms and conditions set forth in the Dealer-Manager Agreement. The Dealer-Manager will receive certain front-end sales charges, distribution fees, servicing fees and certain other fees as described in the PPM.

The Dealer-Manager is an indirect subsidiary of KKR & Co. Inc.

The foregoing summary description of the Dealer-Manager Agreement does not purport to be complete and is qualified in its entirety by reference to the Dealer-Manager Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities

On July 27, 2023, the Company issued to K-PRIME GP LLC a total of 40 Class H Shares of the Company at $25.00 per Class H Share for aggregate consideration of $1,000.

The offer and sale of the Class H Shares was exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) thereunder.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Limited Liability Company Agreement

On July 27, 2023, the Company executed its Amended and Restated Limited Liability Company Agreement (the “A&R LLCA”), which amended and restated the Company’s Limited Liability Company Agreement, dated as of December 6, 2022.

A description of the A&R LLCA was included under “Item 11. Description of Registrant’s Securities to be Registered—Summary of the LLC Agreement” of Post-Effective Amendment No. 1 to the Company’s Registration Statement on Form 10, filed with the SEC on June 26, 2023. Such description is incorporated by reference herein, except that the A&R LLCA has been subsequently updated to reflect, among other things, (i) certain updates to the composition of the Company’s Board of Directors (the “Board”) and the Company’s officers and (ii) certain updates relating to tax treatment of distributions to the Class H Member.

The foregoing summary description of the A&R LLCA does not purport to be complete and is qualified in its entirety by reference to the A&R LLCA, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Limited Liability Company Agreement

10.1	Management Agreement

10.2	Dealer-Manager Agreement

104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR Private Equity Conglomerate LLC

By:	/s/ Sung Bum Cho
Name:	Sung Bum Cho
Title:	Authorized Signatory

Date:	July 27, 2023